UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21842

First Trust Strategic High Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments

January 31, 2018 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 108.5%
	Automotive – 1.1%
$750,000	American Axle & Manufacturing, Inc. (a)	6.25%	03/15/21	$766,406
350,000	American Axle & Manufacturing, Inc. (a)	6.63%	10/15/22	363,125

				1,129,531

	Basic Industry – 9.3%
3,100,000	AK Steel Corp. (a)	7.63%	10/01/21	3,231,750
825,000	Hexion, Inc./Hexion Nova Scotia Finance ULC (a)	9.00%	11/15/20	637,313
2,100,000	Pulte Group, Inc. (a)	6.38%	05/15/33	2,359,875
3,050,000	Toll Brothers Finance Corp. (a)	4.88%	11/15/25	3,183,437

				9,412,375

	Capital Goods – 0.8%
775,000	Terex Corp. (b)	5.63%	02/01/25	796,313

	Consumer Goods – 2.1%
850,000	L Brands, Inc. (a)	7.60%	07/15/37	881,875
1,375,000	New Albertsons, Inc. (a)	7.75%	06/15/26	1,251,250

				2,133,125

	Energy – 25.1%
1,175,000	AmeriGas Partners LP/AmeriGas Finance Corp.	5.50%	05/20/25	1,207,313
1,600,000	Antero Midstream Partners LP/Antero Midstream Finance Corp.	5.38%	09/15/24	1,656,000
2,475,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. (b)	6.13%	11/15/22	2,580,187
1,650,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (a)	6.25%	04/01/23	1,728,375
2,075,000	EP Energy LLC/Everest Acquisition Finance, Inc.	6.38%	06/15/23	1,395,438
650,000	EP Energy LLC/Everest Acquisition Finance, Inc. (b)	8.00%	11/29/24	687,375
1,850,000	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. (a)	8.63%	06/15/20	1,655,750
325,000	Genesis Energy LP/Genesis Energy Finance Corp.	6.50%	10/01/25	332,313
1,650,000	Global Partners LP/GLP Finance Corp. (a) (c)	6.25%	07/15/22	1,693,312
2,100,000	Holly Energy Partners LP/Holly Energy Finance Corp. (b)	6.00%	08/01/24	2,205,000
725,000	ION Geophysical Corp. (d)	9.13%	12/15/21	699,625
2,275,000	MPLX LP.	4.88%	12/01/24	2,424,063
1,975,000	NRG Energy, Inc. (a)	6.25%	07/15/22	2,056,469
2,000,000	NRG Yield Operating, LLC (a)	5.38%	08/15/24	2,040,000
875,000	Range Resources Corp.	5.75%	06/01/21	917,656
2,000,000	Targa Pipeline Partners LP/Targa Pipeline Finance Corp. (a)	5.88%	08/01/23	2,012,500

				25,291,376

	Healthcare – 8.9%
4,900,000	HCA, Inc. (a)	5.25%	06/15/26	5,138,875
1,225,000	Kindred Healthcare, Inc. (a)	6.38%	04/15/22	1,247,969
2,450,000	Tenet Healthcare Corp. (a)	8.13%	04/01/22	2,537,293

				8,924,137

	Leisure – 10.3%
2,950,000	Boyd Gaming Corp	6.38%	04/01/26	3,171,250
2,300,000	GLP Capital LP/GLP Financing II, Inc.	5.38%	04/15/26	2,466,750
1,525,000	Hospitality Properties Trust (a)	4.95%	02/15/27	1,581,821
2,900,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (a)	5.63%	05/01/24	3,112,193

				10,332,014

	Media – 16.8%
2,925,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a)	5.75%	01/15/24	3,020,063
2,200,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.88%	05/01/27	2,271,500

See Notes to Portfolio of Investments

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$2,450,000	Comcast Corp.	3.15%	02/15/28	$2,375,291
3,500,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,421,250
1,000,000	CSC Holdings LLC (b)	10.88%	10/15/25	1,193,450
2,300,000	Lamar Media Corp. (a)	5.38%	01/15/24	2,380,500
2,200,000	Mediacom Broadband LLC/Mediacom Broadband Corp. (a)	6.38%	04/01/23	2,277,000

				16,939,054

	Services – 4.5%
200,000	Ashtead Capital, Inc. (b)	5.63%	10/01/24	212,440
1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	5.50%	04/01/23	1,011,250
300,000	H&E Equipment Services, Inc. (b)	5.63%	09/01/25	312,000
2,500,000	United Rentals North America, Inc. (a)	5.75%	11/15/24	2,640,625
350,000	United Rentals North America, Inc.	5.50%	05/15/27	368,375

				4,544,690

	Telecommunications – 21.0%
3,300,000	Centurylink, Inc. (a)	7.65%	03/15/42	2,905,650
2,000,000	CyrusOne LP/CyrusOne Finance Corp.	5.38%	03/15/27	2,085,000
2,200,000	Frontier Communications Corp. (a)	11.00%	09/15/25	1,729,750
3,025,000	Level 3 Financing, Inc. (a)	5.38%	05/01/25	3,020,462
1,250,000	SBA Communications Corp. (a)	4.88%	07/15/22	1,282,813
1,700,000	SBA Communications Corp.	4.88%	09/01/24	1,695,750
425,000	Sprint Capital Corp.	6.88%	11/15/28	440,406
1,875,000	T-Mobile USA, Inc. (a)	6.63%	04/01/23	1,953,375
3,294,000	Windstream Services LLC/Windstream Finance Corp. (a) (b)	6.38%	08/01/23	1,869,345
3,500,000	Zayo Group LLC/Zayo Capital, Inc. (a)	6.00%	04/01/23	3,666,250
525,000	Zayo Group LLC/Zayo Capital, Inc. (b)	5.75%	01/15/27	534,870

				21,183,671

	Transportation – 1.7%
1,625,000	Watco Cos. LLC/Watco Finance Corp. (a) (d)	6.38%	04/01/23	1,683,906

	Utility – 6.9%
1,675,000	AES Corp. (a)	4.88%	05/15/23	1,723,575
1,700,000	Calpine Corp. (a)	5.75%	01/15/25	1,615,000
1,140,000	Dynegy, Inc.	6.75%	11/01/19	1,174,200
2,300,000	Pattern Energy Group, Inc. (b)	5.88%	02/01/24	2,432,250

				6,945,025

	Total Corporate Bonds and Notes			109,315,217

	(Cost $109,433,924)

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES – 17.8%
	Basic Industry – 7.7%
700,000	Alcoa Nederland Holding B.V. (USD) (b)	7.00%	09/30/26	779,450
3,100,000	Hudbay Minerals, Inc. (USD) (b)	7.63%	01/15/25	3,425,500
3,000,000	INEOS Group Holdings S.A. (USD) (b)	5.63%	08/01/24	3,086,250
250,000	Kinross Gold Corp. (USD)	5.95%	03/15/24	275,970
200,000	Kinross Gold Corp. (USD) (b)	4.50%	07/15/27	202,500

				7,769,670

See Notes to Portfolio of Investments

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Energy – 7.3%
1,800,000	LBC Tank Terminals Holding Netherlands BV (USD) (d)	6.88%	05/15/23	$1,881,000
3,275,000	MEG Energy Corp. (USD) (b)	6.50%	01/15/25	3,213,594
12,000	Puma International Financing S.A. (USD) (d)	6.75%	02/01/21	12,224
800,000	Puma International Financing S.A. (USD) (d)	5.13%	10/06/24	816,489
1,500,000	Trinidad Drilling Ltd. (USD) (d)	6.63%	02/15/25	1,477,500

				7,400,807

	Transportation – 2.8%
775,000	Dynagas LNG Partners LP/Dynagas Finance, Inc. (USD) (a) (c)	6.25%	10/30/19	788,563
2,000,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. (USD) (a)	6.00%	07/30/19	2,005,000

				2,793,563

	Total Foreign Corporate Bonds and Notes			17,964,040

	(Cost $17,725,856)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES – 2.5%
	BankAmerica Manufactured Housing Contract Trust II
$2,300,000	Series 1997-1, Class B1	6.94%	06/10/21	2,460,506

	(Cost $1,687,144)
MORTGAGE-BACKED SECURITIES – 2.4%
	Collateralized Mortgage Obligations – 2.4%
104,243	Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-21, Class A8	5.75%	02/01/37	93,202
2,561,969	Nomura Resecuritization Trust Series 2014-1R, Class 2A11, 1 Mo. LIBOR + 0.13% (b) (e)	2.24%	02/26/37	1,959,418
26,622	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (f)	30.11%	06/25/37	45,537
254,443	Wells Fargo Mortgage Backed Securities Trust Series 2006-8, Class A15	6.00%	07/01/36	256,820

	Total Mortgage-Backed Securities			2,354,977

	(Cost $2,033,166)
STRUCTURED NOTES – 0.0%
5,750,000	Preferred Term Securities XXV, Ltd. (d) (g) (h)	(i)	06/22/37	0
2,500,000	Preferred Term Securities XXVI, Ltd. (d) (g) (h)	(i)	09/22/37	0

	Total Structured Notes			0

	(Cost $0)

Shares	Description			Value
COMMON STOCKS – 0.5%
	Energy – 0.2%
7	Thunderbird Resources Equity, Inc. (c) (g) (h) (j)			264,425

	Utility – 0.3%
13,918	Vistra Energy Corp. (j)			271,401

	Total Common Stocks			535,826

	(Cost $997,888)

See Notes to Portfolio of Investments

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Shares	Description	Value
RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Energy Corp. (j)	$10,522
22,783	Vistra Energy Corp. Claim (g) (h) (j)	0

	Total Rights	10,522

	(Cost $23,512)
PREFERRED SECURITIES – 0.0%
4,000,000	Soloso CDO, Ltd., (d) (g) (h) (i)	0

	(Cost $0)
	Total Investments – 131.7%	132,641,088
	(Cost $131,901,490) (k)
	Outstanding Loan – (36.6)%	(36,850,000)
	Net Other Assets and Liabilities – 4.9%	4,952,221

	Net Assets – 100.0%	$100,743,309

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc. (“Brookfield”), the Fund’s sub-advisor.
Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2018, securities noted as such amounted to $27,761,442 or 27.6% of net assets.
(c)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Brookfield.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments).
(e)	Floating rate security.
(f)	Inverse floating rate instrument.
(g)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2018, securities noted as such are valued at $264,425 or 0.3% of net assets.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Portfolio of Investments).
(i)	Zero coupon security.
(j)	Non-income producing security.
(k)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,585,780 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,846,182. The net unrealized appreciation was $739,598.

USD	United States Dollar
CDO	Collateralized Debt Obligation
LIBOR	London Interbank Offered Rate

See Notes to Portfolio of Investments

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of January 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

	Total Value at 1/31/2018		Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Corporate Bonds and Notes*	$109,315,217		$—	$109,315,217	$—
Foreign Corporate Bonds and Notes*	17,964,040		—	17,964,040	—
Asset-Backed Securities	2,460,506		—	2,460,506	—
Mortgage-Backed Securities*	2,354,977		—	2,354,977	—
Structured Notes	—	**	—	—	—**
Common Stocks:
Energy.	264,425		—	—	264,425
Utility	271,401		271,401	—	—

Total Common Stocks	535,826		271,401	—	264,425
Rights*	10,522		—	10,522	—**
Preferred Securities	—	**	—	—	—**

Total Investments	$132,641,088		$271,401	$132,105,262	$264,425

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at January 31, 2018.

The following provides information on the Level 3 equity security held by the Fund that was valued at January 31, 2018 based on unobservable inputs.

Asset Type	Fair Value at 01/31/18	Valuation Technique	Unobservable Inputs	Amount	Impact to Valuation from an Increase in Input
Equity	$264,425	Income Approach	Expected Life	20 years	Decrease
			Discount Rate	10%	Decrease

Level 3 Structured Notes, Preferred Securities, and Rights are fair valued by the Advisor’s Pricing Committee. These values are based on unobservable and non-quantitative inputs. The Fund’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of pricing services prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

See Notes to Portfolio of Investments

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at October 31, 2017
Common Stocks	$264,425
Preferred Securities	—	**
Rights	—	**
Structured Notes	—	**
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation:
Common Stocks	—
Preferred Securities	—
Rights	—
Structured Notes	—
Purchases	—
Rights	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at January 31, 2018
Common Stocks	264,425
Preferred Securities	—	**
Rights	—	**
Structured Notes	—	**

Total Level 3 holdings	$264,425

**Investment is valued at $0.

There was no change in unrealized appreciation (depreciation) from Level 3 investments held as of January 31, 2018.

See Notes to Portfolio of Investments

  Notes to Portfolio of Investments

First Trust Strategic High Income Fund II (FHY)

January 31, 2018 (Unaudited)

1. Organization

First Trust Strategic High Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FHY on the New York Stock Exchange (“NYSE”).

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

2. Valuation and Investment Practices

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:

1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and

  Notes to Portfolio of Investments (Continued)

First Trust Strategic High Income Fund II (FHY)

January 31, 2018 (Unaudited)

5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the sub-advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.

o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

  Notes to Portfolio of Investments (Continued)

First Trust Strategic High Income Fund II (FHY)

January 31, 2018 (Unaudited)

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of January 31, 2018, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At January 31, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. Restricted Securities

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2018, the Fund held restricted securities as shown in the following table that Brookfield Investment Management Inc., the sub-advisor, has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Values/Shares	Price	Carrying Cost	Value	%of Net Assets

ION Geophysical Corp., 12/15/21	04/28/16	$725,000	96.50	$466,663	$699,625	0.69%
LBC Tank Terminals Holding Netherlands BV, 05/15/23	09/03/14	$1,800,000	104.50	1,868,778	1,881,000	1.87
Preferred Term Securities XXV, Ltd., 06/22/37	03/27/07	$5,750,000	0.00	0	0	0.00
Preferred Term Securities XXVI, Ltd., 09/22/37	06/06/07	$2,500,000	0.00	0	0	0.00
Puma International Financing S.A., 02/01/21	09/08/15	$12,000	101.87	12,118	12,224	0.01
Puma International Financing S.A., 10/06/24	10/03/17	$800,000	102.06	800,000	816,489	0.81
Soloso CDO, Ltd.,, 10/15/35	04/24/06	$4,000,000	0.00	0	0	0.00
Trinidad Drilling Ltd., 02/15/25	01/27/17-04/07/17	$1,500,000	98.50	1,513,960	1,477,500	1.47
Watco Cos. LLC/Watco Finance Corp., 04/01/23	03/31/15-04/08/15	$1,625,000	103.63	1,638,444	1,683,906	1.67

				$6,299,963	$6,570,744	6.52%

  Notes to Portfolio of Investments (Continued)

First Trust Strategic High Income Fund II (FHY)

January 31, 2018 (Unaudited)

D. Collateralized Debt Obligations

A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

E. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

3. Subsequent Events

The Board of Trustees of the Fund and First Trust High Income Long/Short Fund (NYSE: FSD), another closed-end fund managed by FTA, approved the merger of FHY into FSD. FSD will be the surviving fund. Under the terms of the proposed transaction, which is expected to be tax-free, the assets of FHY would be transferred to, and the liabilities of FHY would be assumed by, FSD, and shareholders of FHY would receive shares of FSD with a value equal to the aggregate net asset value of the FHY shares held by them. It is currently expected that the transaction will be consummated later this year, subject to requisite shareholder approval and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained. More information on the proposed transaction will be contained in proxy materials that will be filed in the coming weeks. Upon completion of the proposed transaction, the investment objectives and strategies of FSD will remain unchanged.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b))..

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Strategic High Income Fund II

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	March 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	March 29, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	March 29, 2018

* Print the name and title of each signing officer under his or her signature.